Exhibit 10.2

               AMENDMENT NO. 2 TO THE ENTERPRISES GUARANTY

           AMENDMENT NO. 2 (this "Amendment"), dated as of January 31, 1995, to the AMENDED AND RESTATED GUARANTY, SECURITY AND SUBORDINATION AGREEMENT, as amended by Amendment No. 1 and Waiver No. 3, dated as of February 18, 1994 (the "Enterprises Guaranty"), dated as of June 3, 1993, made by TPI ENTERPRISES, INC., a New Jersey corporation ("Enterprises") and TPI RESTAURANTS, INC., a Tennessee corporation (the "Company"), to NATIONSBANK OF NORTH CAROLINA, N.A., as Collateral Agent (in such capacity, the "Collateral Agent") under the Second Amended and Restated Credit Agreement, dated as of January 31, 1995, among the Company, the signatory Banks thereto, The Bank of New York, as Administrative Agent (in such capacity, the "Administrative Agent") and the Collateral Agent (as the same may be amended, extended, increased, modified, refunded or refinanced from time to time, the "Credit Agreement").

                                 RECITALS

           A. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

           B. Simultaneously with the execution and delivery hereof, the Company, the Banks party thereto and the Agents are, with Enterprises' consent, entering into the Credit Agreement, which amends and restates the First Amended and Restated Credit Agreement, dated as of June 3, 1993.

           C. In connection with the execution and delivery of the Credit Agreement, the Company, Enterprises, the Agents and the Required Banks desire to amend the Enterprises Guaranty in the manner and to the extent hereinafter set forth.

           D. A condition precedent to the effectiveness of the Credit Agreement is the execution and delivery by Enterprises of this Amendment.

           In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

           1. Paragraph 6(f) is amended in its entirety to read as follows:

                     (f)  Litigation. Except as set
                forth in the Form 10-K filed by
                Enterprises with the SEC with respect to its fiscal year ended December 26, 1993, there are no actions, suits, arbitration proceedings or claims (whether or not purportedly on behalf of the Company, any Material Subsidiary or Enterprises) pending or, to the knowledge of the Enterprises, threatened against the
                Company, any Material Subsidiary or
                Enterprises, or maintained by the
                Company, any Material Subsidiary or
                Enterprises, at law or in equity, before any Governmental Authority which could reasonably be expected to have a Material Adverse Effect on Enterprises.
                Except as set forth in the Form 10-K
                referred to above, there are no
                proceedings pending or, to the knowledge of Enterprises, threatened against the
                Company, any Material Subsidiary of the
                Company or Enterprises, which (i) call
                into question the validity or
                enforceability of any of the Loan
                Documents, (ii) have been brought or are threatened to be brought by the Franchisor and which seek (or are expected to seek) to rescind, terminate, revoke, cancel, withdraw, suspend or modify or withhold any Franchise
                Agreement between the Company or a
                Material Subsidiary and the Franchisor,
                or any right of the Company or any
                Material Subsidiary thereunder or (iii)
                have been brought or are threatened to
                be brought by any Person (other than the Franchisor) with respect to any
                Franchise Agreement between the Company
                or a Material Subsidiary and the
                Franchisor or any right of the Company
                or any Material Subsidiary thereunder
                which could reasonably be expected to
                have a Material Adverse Effect on
                Enterprises.

           2. Paragraph 6(m) is amended in its entirety to read as follows:

                     (m) Financial Statements.
                Enterprises has heretofore delivered to
                the Banks (i) copies of Form 10-K for
                the fiscal year of Enterprises ending
                December 26, 1993, containing the
                audited Consolidated Balance Sheet of
                Enterprises and its Subsidiaries as of
                December 26, 1993 and December 31, 1992, and the related Consolidated Statements of Operations, Cash Flows and
                Shareholder's Equity for the periods
                then ended and (ii) copies of its Form
                10-Q for the thirteen week period ended
                October 2, 1994, containing the
                unaudited Consolidated Balance Sheet of
                Enterprises and its Subsidiaries as of
                October 2, 1994, and the related
                unaudited Consolidated Statements of
                Operations and Cash Flows for such
                thirteen week period (collectively, with the related notes and schedules, the "Enterprises Financial Statements").
                The Enterprises Financial Statements
                fairly present the Consolidated
                financial condition and results of the
                operations of Enterprises and its
                Subsidiaries as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP.
                Except as reflected in the Financial
                Statements or in the footnotes thereto,
                neither Enterprises nor any of its
                Subsidiaries has any obligation or
                liability of any kind (whether fixed,
                accrued, contingent, unmatured or
                otherwise) which, in accordance with
                GAAP, should have been shown on the
                Financial Statements and was not.  Since
                December 26, 1993, Enterprises and its
                Subsidiaries has conducted their
                respective businesses only in the
                ordinary course and there has been no
                Material Adverse Change other than as
                disclosed in those filings by
                Enterprises with the SEC prior to the
                Second Restatement Effective Date
                pursuant to the Exchange Act, copies of
                which filings were delivered prior to
                such date to the Agents and the Banks.

           3. Paragraph 6(r) is amended in its entirety to read as follows:

                     (r) Status as Senior Indebtedness.
                The Indebtedness of the Company under
                the Loan Documents constitutes (i)
                "Senior Indebtedness of the Guarantor"
                as defined in the Enterprises
                Subordinated Indenture and (ii) Senior
                Debt as defined in the Debenture
                Purchase Agreement.  The Indebtedness of
                Enterprises under the Enterprises
                Guaranty constitutes (i) "Senior
                Indebtedness of the Company" as defined
                in the Enterprises Subordinated
                Indenture and (ii) "Senior Debt" as
                defined in the Debenture Purchase
                Agreement.

           4. Paragraph 7(b)(v) is amended in its entirety to read as follows:

                     (v)  Prompt written notice of the
                occurrence of a default or event of
                default under and as defined in the
                Enterprises Subordinated Indenture or
                the Debenture Purchase Agreement,
                together with all notices with respect
                thereto sent by Enterprises to, or
                received by Enterprises from, the
                Trustee or any holder of Enterprises
                Subordinated Debentures or the
                Designated Debenture Holder under the
                Debenture Purchase Agreement;

           5. Paragraph 7 of the Enterprises Guaranty is amended by adding the following new subparagraph (k) to the end thereof:

                     (k)  Liquidity. Maintain at all
                times the sum of (i) cash and cash
                equivalents of the type described in
                paragraph 8.6(a), (b), (d) and (e) of
                the Credit Agreement and (ii) the
                Additional Enterprises Intercompany
                Loans, of not less than $10,000,000.

           6. Paragraph 8(e) of the Enterprises Guaranty is amended in its entirety to read as follows:

                     (e)  Dividends and Purchase of
                Stock. Declare or pay any dividends
                payable in cash or otherwise (other than in the common Stock of Enterprises) or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or make any other distribution by reduction of capital or otherwise in respect of, any shares of its capital Stock or other similar equity interest or warrants or other rights issued in respect thereof except
                (i) the Company and any Subsidiary (as
                defined in the Credit Agreement) of the
                Company may make such payments as are
                permitted by paragraph 8.5 of the Credit
                Agreement, (ii) Enterprises may purchase the stock or stock options held by an employee of Enterprises whose employment
                Enterprises terminates, provided, that
                the amounts paid by Enterprises under
                this clause (ii) shall not exceed
                $500,000 in the aggregate, and provided
                further that no Default or Event of
                Default would exist immediately before
                and after giving effect thereto and
                (iii) Enterprises may make all payments
                required to be made by it after the date hereof with respect to 325,000 Stock
                Appreciation Rights outstanding on the
                Original Effective Date, provided, that
                the amounts paid by Enterprises under
                this clause (iii) shall not exceed
                $1,000,000 in cash in the aggregate but
                this clause (iii) shall not be deemed to limit Enterprises' ability to use its common Stock to satisfy Stock
                Appreciation Rights.

           7. Paragraph 8(f) of the Enterprises Guaranty is amended by adding the following sentence to the end thereof.

                Notwithstanding anything in this
                Agreement to the contrary, Enterprises
                may forgive $5,000,000 of Existing
                Enterprises Intercompany Loans and treat such forgiveness as a contribution to the capital of the Company, provided that no additional Stock is issued therefore unless such Stock is delivered and pledged to the Collateral Agent as additional Collateral under this
                Agreement.

           8. Paragraph 12(a) of the Enterprises Guaranty is amended in its entirety to read as follows:

                     (a)  Enterprises shall fail to
                observe or perform any term, covenant or agreement contained in paragraphs 2,
                7(c), 7(k), 8, 10(g) or 15(i) of this
                Agreement; or

           9. Paragraph 15(a) of the Enterprises Guaranty is amended in its entirety to read as follows:

                     (a)  No payment of any nature
                whatsoever due in respect of the
                Subordinated Debt and no Restricted
                Payment payable to Enterprises shall be
                made unless and until the Senior
                Obligations have been first indefeasibly paid in full in cash, except (i) payments expressly permitted by paragraphs 8.5 or 8.18(iii) of the Credit Agreement and (ii) provided that no Default or Event of Default shall exist immediately before or after giving effect thereto, (x) regularly scheduled payments of interest on Pledged Debt and
                (y) payments of principal and interest
                on the Additional Enterprises
                Intercompany Loans.

           10. Schedules 6(a) 8(a), 8(b), 8(d), and 8(f) in the form annexed hereto are substituted for such Schedules in the Enterprises Guaranty.

           11. Enterprises hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to either Agent or any Bank thereunder, (c) represents and warrants that there exists no Default or Event of Default, and (d) represents and warrants that the representations and warranties made by it in the Enterprises Guaranty are true and correct in all material respects on and as of the date hereof.

           12. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

           13. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law).

           14. Except as amended hereby, the Credit Agreement and the Enterprises Guaranty shall in all other respects remain in full force and effect.


           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    TPI ENTERPRISES, INC.

                                    By:   /s/ Frederick W. Burford

                                    Name:  Frederick W. Burford,
                                    Title: Executive Vice President
                                           and Chief Financial Officer

                                    TPI RESTAURANTS, INC.

                                    By:   /s/ Frederick W. Burford

                                    Name:  Frederick W. Burford,
                                    Title: Vice President and
                                           Chief Financial Officer

                                    NATIONSBANK OF NORTH CAROLINA,
                                    N.A., Individually and as
                                    Collateral Agent

                                    By:   /s/ Steve L. Dalton
                                    Name:  Steve L. Dalton
                                    Title: Vice President